Monteagle Opportunity Growth Fund


                                Prospectus Dated

                                December 31, 2002



                         209 10th Ave. South, Suite 332
                           Nashville, Tennessee 37203
                                 (877) 272-9746



































     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY............................................................2

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................5

HOW TO BUY SHARES..............................................................5

HOW TO REDEEM SHARES...........................................................8

DETERMINATION OF NET ASSET VALUE...............................................9

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................9

MANAGEMENT OF THE FUND........................................................10

FINANCIAL HIGHLIGHTS..........................................................13

PRIVACY POLICY................................................................14

FOR MORE INFORMATION..........................................................15

                               RISK/RETURN SUMMARY

Investment Objective

     The investment objective of the Monteagle Opportunity Growth Fund is long term growth of capital.

Principal Strategies

     The Fund seeks to achieve its objective by investing in "growth stocks." These are stocks that the Fund's adviser believes demonstrate accelerating cash flows, profit margins and/or revenues. The adviser emphasizes companies where management and/or large outside investors (such as banks, insurance companies and mutual funds) are buyers or owners of the stock or where the company itself is repurchasing its own shares on the open market. These are the "Informed Investors."

     Common sense suggests that the Informed Investors of the corporate world are far closer to the day-to-day activities of the companies they own or manage and are often in a much more informed position to gauge the long term effects certain publicly disclosed information or developments may have on the future price of their company's stock. Similar factors determine when a security is sold. For example, a stock may be sold if there are changes in trading activity by Informed Investors or changes in the company's fundamentals, such as decelerating earnings or material changes in the debt-equity ratio of the company.

     The Fund invests primarily in common stocks of medium and large capitalization U.S. companies (those with market capitalizations, at the time of purchase, of $1 billion or more). Although the Fund will not concentrate in any one industry, it is anticipated that the Fund's portfolio will focus on a small, select group of industries ("growth industries") which the Fund's adviser believes offer superior growth opportunities based on overall economic trends. The Fund is a non-diversified fund, which means that the Fund may take larger positions in a small number of companies than a diversified fund. The Fund may also have a high level of portfolio turnover.

     From time to time, the Fund's adviser may determine that only a limited number of companies meet the criteria for investment described above. At such times, all or a significant portion of the Fund's assets may be held in money market instruments, (including money market mutual funds) or repurchase agreements for an extended period of time.

Principal Risks of Investing in the Fund

o Management Risk. The strategy used by the Fund's adviser may fail to produce the intended results. In addition, during times when the Fund's adviser determines to hold a significant portion of the Fund's assets in money market instruments or repurchase agreements, the Fund may not achieve its investment objective. Also, to the extent the Fund invests in money market mutual funds, you will indirectly bear fees and expenses charged by the underlying mutual funds in addition to the Fund's direct fees and expenses.

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

o Volatility Risk. Common stocks tend to be more volatile than other investment choices. Because the Fund will emphasize various growth industries, the value of your shares is likely to be more volatile than a fund that invests in a broader range of industries.

o Non-Diversification Risk. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund.

o Sector Risk. If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. The Fund may have a greater concentration in technology companies and weakness in this sector could result in significant losses to the Fund. Technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence.

o Portfolio Turnover Risk. The Fund's investment strategy may result in a high portfolio turnover rate. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance.

o The Fund has limited operating history and the Fund's investment manager has no prior experience managing the assets of a mutual fund.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o    The Fund is not a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.


Is the Fund Right for You?

The  Fund may be a suitable investment for:

o Long term investors seeking a fund with a growth investment strategy
o Investors who can tolerate the greater risks associated with common stock investments
o Investors willing to accept greater price fluctuations than typically found with a common stock mutual fund

General

     The Fund may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

     The investment objective and strategies of the Fund may be changed without shareholder approval.

How the Fund has Performed

     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the return of the Fund from year to year. The performance table shows how the Fund's average annual total returns compare over time to a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                     Total Return as of 12/31/00 was -19.14%
                                 [CHART OMITTED]
                     Total Return as of 12/31/01 was -35.57%

     The Fund's year-to-date return as of September 30, 2002 was -14.77%

     During the period shown, the highest return for a quarter was 20.69% (first quarter, 2000); and the lowest return was -26.99% (second quarter, 2000).

Average Annual Total Returns for the periods ended 12/31/2001:

                                                One Year       Since Inception 1
The Fund
   Return Before Taxes                           -35.57%           -22.71%
   Return After Taxes on Distributions2          -35.57%           -25.07%
   Return After Taxes on Distributions and Sale
    of Fund Shares2                              -21.66%           -16.73%
S&P 500 Index                                    -11.88%            -8.73%
   (reflects no deductions for fees, expenses or taxes)

1 December 20, 1999.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                          FEES AND EXPENSES OF THE FUND

     The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

  Shareholder Fees
    (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on Purchases                        NONE
    Maximum Deferred Sales Charge (Load)                                    NONE
    Redemption Fee1                                                         NONE

  Annual Fund Operating Expenses
    (expenses that are deducted from Fund assets)
     Management Fee                                                        1.34%
     Distribution and/or Service (12b-1) Fees                               NONE
     Other Expenses                                                        0.00%
     Total Annual Fund Operating Expenses                                  1.34%


1 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

          1 Year           3 Years           5 Years           10 Years
           $141             $459               $833             $2056

                                HOW TO BUY SHARES

Initial Purchase

     The minimum initial investment in the Fund is $25,000 ($1,500 for qualified retirement accounts and medical savings accounts). Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

      By Mail - To be in proper form, your initial purchase request must include:

o A completed and signed investment application form (which accompanies this Prospectus);
o        A check made payable to the Fund;

      Mail the application and check to:

U.S. Mail:                                Overnight:
Monteagle Opportunity Growth Fund         Monteagle Opportunity Growth Fund
c/o Unified Fund Services, Inc.           c/o Unified Fund Services, Inc.
P.O. Box 6110                             431 North Pennsylvania Street
Indianapolis, Indiana  46206-6110         Indianapolis, Indiana  46204

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (877) 272-9746 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

      U.S. Bank, N.A. ABA #0420-0001-3
      Attn: Monteagle Opportunity Growth Fund
      D.D.A.# 821637709
      Fund Name ___________________________(write in fund name)
      Account Name_________________________(write in shareholder name) For the Account #____________________(write in account number)

     You must provide a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund (subject to a $500 minimum) by mail, wire or automatic investment. Each additional mail purchase request must contain:

o        Your name
o        The name of your account(s),
o        Your account number(s),
o        The name of the Fund
o        A check made payable to the Fund

     Send your purchase request to the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $250 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

How to Exchange Shares

     As a shareholder in the Fund, you may exchange shares valued at $25,000 or more for shares of any other Monteagle Fund. You may call the transfer agent at
(877) 272-9746 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed above. Requests for exchanges received in good order prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time) will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

     An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.


     Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege at any time.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund; the Fund does not accept third party checks.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

     You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:                              Overnight:
Monteagle Opportunity Growth Fund       Monteagle Opportunity Growth Fund
c/o Unified Fund Services, Inc.         c/o Unified Fund Services, Inc.
P.O. Box 6110                           431 North Pennsylvania Street
Indianapolis, Indiana  46206-6110       Indianapolis, Indiana  46204

     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account names(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at
(877) 272-9746 if you have questions. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the transfer agent at (877) 272-9746. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the transfer agent at (877) 272-9746. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $25,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's adviser at their fair value, according to procedures approved by the Fund's Board of Trustees. When determining fair value, factors considered include the type of security, the nature of restrictions on disposition of the security, constant date of purchase, information as to any transactions or offers with respect to the security, existence of merger proposals or lender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

     The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Dividends paid by the Fund may be eligible in part for the dividends received deduction for corporations.

Taxes

     In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUND

     Nashville Capital Corporation, 209 10th Avenue South, Suite 332, Nashville TN 37203, serves as investment manager to the Fund. In this capacity, Nashville Capital advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund, although the investment manager has delegated responsibility for the selection and ongoing monitoring of the securities in the Fund's investment portfolio to T.H Fitzgerald Jr. (d/b/a T.H. Fitzgerald & Co.). Nashville Capital was formed in 1986 and, as of September 30, 2002, managed assets of approximately $86.3 million for financial institutions. For the fiscal year ended August 31, 2002, the Fund paid the investment manager a fee equal to 1.34% of the Fund's average daily net assets.

     The investment manager pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Funds expenses, except those specified above, are paid by the investment manager. The investment manager (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

     The investment manager has retained T.H. Fitzgerald, Jr. (d/b/a T.H. Fitzgerald & Co.), 180 Church Street, Naugatuck, CT 06770, to serve as the adviser to the Opportunity Growth Fund. The firm has been owner-managed since its founding in 1959. In 1982, Mr. Fitzgerald accepted his first institutional investment management account, a Fortune 500 corporate pension plan. Since then, he has directed the firm's resources exclusively to the management of large institutional accounts and, as of September 30, 2002, managed nearly $115.6 million. T.H. Fitzgerald accepts no individual or private accounts, regardless of size. The Monteagle Opportunity Growth Fund offers the individual investor with access to the firms proprietary "Informed Investors" strategy. Mr. Fitzgerald has been primarily responsible for the day to day management of the Fund since inception. For the fiscal year ended August 31, 2002, Nashville Capital paid T.H. Fitzgerald & Co. an advisory fee equal to% 0.50% of the Fund's average daily net assets.

The Adviser's Prior Performance

     The adviser has been managing equity accounts for its clients since 1982. The performance of the accounts with investment objectives, policies and strategies substantially similar to those of the Fund appears below. The data is provided to illustrate past performance of the adviser in managing such accounts, as compared to the S&P 500 Index. T. H. Fitzgerald, Jr., the person responsible for the performance below, is also responsible for the investment management of the Fund.

     The performance of the accounts managed by the adviser does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses (including management fees), the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, availability of cash for new investments and the private character of accounts compared with the public character of the Fund. In addition, the managed accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts. The results for different periods may vary.

                            Average Annual Returns**
                     For the periods ended December 31, 2001


                         Opportunity              Managed             S&P 500
                         Growth Fund             Accounts*          Stock Index*
One Year                   -35.57%               39.02%                -11.88%
Three Years                  N/A                  5.23%                 -1.55%
Five Years                   N/A                 12.40%                  9.31%
Ten Years                    N/A                 13.04%                 12.64%
Since Fund
Inception (12-20-1999)    -22.71%                   N/A                -8.73%

     *Average Annual Returns for the periods ended December 31, 2001 for the managed accounts and S&P 500 Index are calculated using calculations which differ from the standardized SEC calculation.

           T. H. Fitzgerald & Co. Managed Accounts - Growth of $10,000 invested January 1, 1990 to December 31, 2001**

                                 [Chart Omitted]

     **The Adviser's total returns by year were as follows: 1990 -4.55%, 1991 60.65%, 1992 12.65%, 1993 20.15%, 1994 -0.92%, 1995 34.71%, 1996 5.15%, 1997
19.15%, 1998 29.23%, 1999 132.75%,  2000 -17.90%, and 2001 -39.02. The adviser's performance figures reflect the use of time-weighted cash flows and dollar-weighted average annualized total returns for the adviser's equity accounts having objectives substantially similar to the Fund. The composite includes all fee-paying, discretionary, individual stock portfolios. Other accounts of the adviser are excluded from the composite because the nature of those accounts make them inappropriate for purposes of comparison. Performance figures reflected are net of all expenses, including transaction costs and commissions, and have been adjusted to reflect the Fund's estimated management fee as it appeared in the Fund's initial Prospectus.. Results include the reinvestment of dividends and capital gains. Complete performance presentation notes are available from the investment manager on request.

     The S&P 500 Index returns by year were as follows: 1990 -3.14%, 1991 30.45%, 1992 7.62%, 1993 10.09%, 1994 1.27%, 1995 37.53%, 1996 22.99%, 1997
33.34%,  1998 28.57%,  1999 21.05%,  2000 -9.10%, and 2001 -11.88%.  The S&P 500
Index is an unmanaged capitalization-weighted index of 500 stocks, and performance figures that reflect the reinvestment of dividends and capital gains. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

                              FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


                                                                 Year                  Year            For the Period
                                                                 Ended                Ended                Ended
                                                                8/31/02              8/31/01              8/31/00       (a)
                                                          -----------------------------------------  -------------------
Net Asset Value, beginning of period                          $      4.00          $     11.21          $     10.00
                                                          --------------------  -------------------  -------------------

Income from Investment Operations:

Net investment income (loss)                                        (0.03)                 0.03               (0.04)
Net realized and unrealized gain

  (loss) on investments                                             (0.37)               (4.46)                 1.25
                                                          --------------------  -------------------  -------------------

Total from investment operations                                    (0.40)               (4.43)                 1.21
                                                          --------------------  -------------------  -------------------

Less Distributions:
From net investment income                                            0.00                 0.00                  0.00
From realized capital gains                                           0.00                (2.78)                 0.00
Total distributions                                                   0.00                (2.78)                 0.00

                                                          --------------------  -------------------  -------------------

Net Asset Value, end of period                                 $      3.60          $      4.00          $      11.21
                                                          ====================  ===================  ===================

Total Return                                                        (10.00)%             (48.87)%               12.10% (b)

Ratios/Supplemental Data:
Net assets, end of period (000)                                 $    26,564          $    32,380          $    75,102

Ratio of expenses to average net assets                               1.37%                1.32%                1.27% (c)
Ratio of expenses to average net assets
  after reimbursements                                                1.34%                1.32%                1.27% (c)
Ratio of net investment income
  to average net assets                                              (0.69)%               0.55%               (0.53)% (c)
Ratio of net investment income
  to average net assets after reimbursements                         (0.67)%               0.55%               (0.53)% (c)
Portfolio turnover                                                  455.29%              545.28%               605.41% (c)


(a) December 20, 1999 (commencement of operations) through August 31, 2000. (b)
For period of less than a full year, total return is not annualized. (c)
Annualized.

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Fund at (877) 272-9746 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.






Investment Company Act #811-09541